EXHIBIT 99.2 Earnings Release Supplement Fourth Quarter 2024

Citizens Community Bancorp, Inc. Table of Contents Cautionary Notes and Additional Disclosures Deposit Composition Commercial Deposit Concentrations Top 100 Depositors Liquidity Non-Owner Occupied CRE Owner Occupied CRE Multi-family Commercial & Industrial Loans Construction & Development Loans Agricultural Real Estate & Operating Loans Hotel Loans Restaurant Loans Campground Loans Office Loans Credit Quality/Risk Rating Descriptions Loans by Risk Rating as of December 31, 2024 Loans by Risk Rating as of September 30, 2024 Loans by Risk Rating as of June 30, 2024 Loans by Risk Rating as of December 31, 2023 Allowance for Credit Losses – Loans Allowance for Credit Losses – Unfunded Commitments Delinquency as of December 31, 2024 and September 30, 2024 Delinquency as of June 30, 2024 and December 31, 2023 Nonaccrual Loans Roll forward Page(s) 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 18 19 19 20 20 21 22 23 Other Real Estate Owned Roll Forward Investments – Amortized Cost and Fair Value Investments – Credit Ratings Earnings Per Share Economic Value of Equity Net Interest Income Over One Year Horizon Selected Capital Composition Highlights – Bank and Company Fair Value Accounting and Fair Value Table Page(s) 23 24 24 25 26 26 27 28 1

Cautionary Notes and Additional Disclosures DATES AND PERIODS PRESENTED In this earnings release financial supplement, unless otherwise noted, “20YY” refers to either the corresponding fiscal year-end date or the corresponding 12-months (i.e. fiscal year) then ended. “MMM-YY” refers to either the corresponding quarter-end date, or the corresponding three-month period then ended. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This earnings release financial supplement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “on pace,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include: conditions in the financial markets and economic conditions generally; the impact of inflation on our business and our customers; geopolitical tensions, including current or anticipated impact of military conflicts; higher lending risks associated with our commercial and agricultural banking activities; future pandemics (including new variants of COVID-19); cybersecurity risks; adverse impacts on the regional banking industry and the business environment in which it operates; interest rate risk; lending risk; changes in the fair value or ratings downgrades of our securities; the sufficiency of allowance for credit losses; competitive pressures among depository and other financial institutions; disintermediation risk; our ability to maintain our reputation; our ability to maintain or increase our market share; our ability to realize the benefits of net deferred tax assets; our inability to obtain needed liquidity; our ability to raise capital needed to fund growth or meet regulatory requirements; our ability to attract and retain key personnel; our ability to keep pace with technological change; prevalence of fraud and other financial crimes; the possibility that our internal controls and procedures could fail or be circumvented; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; restrictions on our ability to pay dividends; the potential volatility of our stock price; accounting standards for credit losses; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or Bank; public company reporting obligations; changes in federal or state tax laws; and changes in accounting principles, policies or guidelines and their impact on financial performance. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended December 31, 2023, filed with the Securities and Exchange Commission (“SEC”) on March 5, 2024, and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. NON-GAAP FINANCIAL MEASURES This earnings release financial supplement contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non-GAAP financial measures referred to herein include net income as adjusted, return on average equity as adjusted, and return on average assets as adjusted. Reconciliations of all non-GAAP financial measures used herein to the comparable GAAP financial measures in the appendix at the end of this presentation. 2

Deposit Composition December 31, 2024 Average Account Size (In Thousands) AmountType $16Retail $66Commercial $433Public$1.49 Billion 82% of deposits insured or collateralized Top 10 Depositors Coverage Beyond FDIC(1)Industry% of DepositsRank ICSHealth Care 2.3%1 ICSPublic Administration2.1%2 ICSEducational Services2.0%3 CollateralizedPublic Administration1.7%4 CollateralizedPublic Administration1.1%5 CollateralizedPublic Administration0.9%6 CollateralizedPublic Administration0.8%7 CollateralizedPublic Administration0.7%8 ICSWholesale Trade0.6%9 ICSManufacturing0.5%10 (1) Coverage by ICS and private insurance may not cover entire balance 3

Commercial Deposit Concentrations December 31, 2024 Source: Internal Company Documents Diverse commercial deposit base with no industry concentration over 11% 4

Top 100 Depositors December 31, 2024 $404 Million 5

Liquidity December 31, 2024 $725 Million 6

Portfolio Fundamentals 52% 20% 28% Wisconsin Minnesota Other By Geography As of 12/31/24 • Typically, well seasoned investors with multiple projects, track record of success and personal financial strength (Net Worth/Liquidity) • Maximum LTV =<80% with recourse to owners with >20% interest • Term of 5-10 years with 20 to 25-year amortizations depending on property type, markets and strength and liquidity of sponsors • Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x-1.25x • Conservative underwriting approach emphasizing actual results or market data • Appropriate use of SBA 504/7a for lower cash injection or special use projects Non – Owner Occupied CRE 12/31/2024 9/30/2024 $471 $489 746 760 $632 $643 Approximate Weighted Average LTV 52% 53% 44 42 Trailing 12 Month Net Charge-Offs 0.00% 0.00% $7.6 $8.0 1.6% 1.6% Weighted Average Seasoning In Months Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Portfolio Characteristics - Non-Owner Occupied CRE As of Criticized Loans Millions Criticized Loans as a Percent of Total 28% 20%18% 11% 9% 3% 3%3%2%3% CRE - Campground Investor Residential Hotel CRE - Senior Living CRE - Retail CRE - Office CRE - Warehouse/Mini Storage CRE - Mixed Use CRE - Industrial/Manufacturing Other Non – Owner Occupied CRE As of 12/31/24 7

21% 21% 16% 13% 10% 5% 1% 13% CRE Warehouse/Mini Storage CRE Restaurant CRE Industrial/Manufacturing CRE Retail CRE Mixed Use CRE Office Residential Lot Other Owner Occupied CRE As of 12/31/24 Portfolio Fundamentals 79% 17% 4% Wisconsin Minnesota Other By Geography As of 12/31/24 • Underwritten to <80% LTV based on appraised value (<75% for Restaurant) • Term of 5-10 years with 20-year amortization • Recourse to owners with greater than 20% interest • DSC covenant of 1.25x on project and/or Global DSC of 1.15x • Appropriate use of SBA 504/7a for lower cash injection or special use projects • By Geography “Other” segment includes borrowers with warm climates, no income tax states Owner Occupied CRE 12/31/2024 9/30/2024 $238 $241 385 394 $617 $613 Approximate Weighted Average LTV 51% 52% 41 39 Trailing 12 Month Net Charge-Offs (Recoveries) 0.00% (0.01%) $4.2 $1.8 1.7% 0.8%Criticized Loans as a Precent of Total Weighted Average Seasoning In Months Criticized Loans In Millions Portfolio Characteristics - Owner Occupied CRE Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands As of 8

Portfolio Fundamentals 63% 33% 4% Wisconsin Minnesota Other By Geography As of 12/31/24 46% 20% 18% 6% 4% 4% 1% 1% By Vintage As of 12/31/24 2024 2023 2022 2021 2020 2019 2018 Prior • Robust housing markets in Eau Claire and Mankato markets supported by student populations at state universities, technical colleges, and growing population and job markets • Multi-family sponsors experienced owners with multi-project portfolios • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Generally, term of 5-10 years with 20 to 25-year amortization (varies by new versus existing, size of market and sponsor strength) • Covenant for minimum DSC/Global DSC Multi-family 12/31/2024 9/30/2024 $221 $239 129 131 $1.71 $1.83 62% 61% Weighted Average Seasoning In Months 41 38 0% 0% $0.0 $8.7 0.0% 3.7%Criticized Loans as a Percent of Total Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs Criticized Loans in Millions Portfolio Characteristics - Multi-family Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions As of 9

86% 13% 1% Wisconsin Minnesota Other By Geography As of 12/31/24 14% 13% 13% 11%9% 8% 7% 5% 3% 2% 2% 13% Transportation and Warehousing Finance and Insurance Manufacturing Real Estate, Rental and Leasing Public Admin Wholesale Trade Construction Administrative Support Education Services Agriculture Retail Trade Other Commercial & Industrial As of 12/31/24 • Highly diversified, secured loan portfolio underwritten with recourse • Lines of credit reviewed annually and may have borrowing base certificates governing line usage • Fixed asset LTV’s based on age and type of equipment; <5-year amortization • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • “Retail Trade” segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non-franchised Auto Dealers and Repair Shops, Convenience Stores/Gas Stations Commercial & Industrial Loans 12/31/2024 9/30/2024 $116 $120 638 636 $181 $188 34 31 (0.01%) (0.01%) $45 $45 $5.1 $2.9 Criticized Loans as a Precent of Total 4.4% 2.4% Criticized Loans In Millions Weighted Average Seasoning In Months Trailing 12 Month Net Charge-Offs (Recoveries) Committed Line, if collateral In Millions Portfolio Characteristics - Commercial & Industrial Loan Balance In Millions Number of Loans Average Loan Size In Thousands As of Portfolio Fundamentals 10

Portfolio Fundamentals 40% 13% 12% 10% 10% 1% 1% 13% Multi-Family 1-4 Family Land Campgrounds Hospitality Warehouse Retail Other Construction & Development As of 12/31/24 55% 23% 9% 7% 6% Wisconsin South Dakota Tennessee Minnesota Colorado By Geography As of 12/31/24 • Underwritten to 75-80% LTV based on lesser of cost or appraised value with full recourse • Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15-25 years (terms vary by property type) • Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution) • Construction loans require 3rd party inspections and title company draws after balancing to sworn construction statement • 1-4 residential construction centered in eastern Twin Cities and Northwest Wisconsin. Generally, 80% LTC /60%-80% of AV. Spec building capped. Progress reporting monthly by individual home Construction & Development Loans 12/31/2024 9/30/2024 Loan Balance Outstanding In Millions $78 $88 Number of Loans 91 97 Average Loan Size In Millions $0.9 $0.9 Approximate Weighted Average LTV 74% 67% Trailing 12 Month Net Charge-Offs 0.00% 0.00% Percent Utilized of Commitments 83% 80% $0.1 $0.1 Criticized Loans as a Percent of Total 0.1% 0.1% Portfolio Characteristics - Construction & Development As of Criticized Loans in Millions 11

39% 25% 18% 18% Crop Other Farming Dairy Other Agricultural As of 12/31/24 Portfolio Fundamentals 75% 24% 1% Wisconsin Minnesota Other By Geography As of 12/31/24 • Producers required to have marketing plans to mitigate volatility of commodities • Appropriate crop/revenue insurance and/or dairy margin protection required • Maximum ag RE LTV of less than 65%; equipment LTV of less than 75% • Appropriate structuring to separate crop production cycles and to match length of loan with asset financed • Use of Farmer Mac, FSA, SBA or USDA programs to address DSC, collateral margins or working capital • Operating and ag loan relationships are typically cross collateralized Agricultural Real Estate & Operating Loans 12/31/2024 9/30/2024 $104 $104 472 483 $221 $214 42 41 (0.28%) (0.47%) Criticized Loans in Millions $7.6 $7.3 7.3% 7.1%Criticized Loans as a Percent of Total Weighted Average Seasoning In Months Trailing 12 Month Net Charge-Offs (Recoveries) Portfolio Characteristics - Agricultural Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands As of 12

53% 30% 17% Limited Service Full Service Other Hotels As of 12/31/24 Portfolio Fundamentals 41% 38% 16% 5% Minnesota Wisconsin Illinois Colorado By Geography As of 12/31/24 • Mainly experienced multi project hoteliers and guarantors with strong personal financial statements (net worth and liquidity) • Mainly flagged/franchised limited stay properties • Underwriting consistent with management's conservative approach to Investor CRE, emphasizing actual results in underwriting Hotel Loans 12/31/2024 9/30/2024 $88 $91 20 21 $4.4 $4.3 51% 51% (0.04%) (0.04%) Criticized Loans in Millions $4.0 $4.3 4.6% 4.8%Criticized Loans as a Precent of Total As of Number of Loans Trailing 12 Month Net Charge Offs (Recoveries) Portfolio Characteristics - Hotels Loan Balance Outstanding In Millions Average Loan Size In Millions Approximate Weighted Average LTV 13

62% 20% 10% 4%3% 1% Culver's - Limited Service Restaurants Bowling Centers Drinking Establishments Other National Limited Services Other Restaurants As of 12/31/24 Portfolio Fundamentals 57%27% 16% Wisconsin Minnesota Other By Geography As of 12/31/24 • Experienced developers/operators of national Limited /Quick Service brands (Culver’s, Subway, Dairy Queen, McDonalds, Jimmy John’s, A&W) • Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20-year amortization with 5 to 10-year terms • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • Drinking establishments may have other collateral pledged and tend to be in smaller communities in our footprint • Lessors of RE include investor and owner-occupied structure Restaurant Loans 12/31/2024 9/30/2024 $59 $54 78 74 $762 $731 48% 49% 0.00% 0.00% Criticized Loans In Millions $0.04 $0.05 0.1% 0.1%Criticized Loans as a Percent of Total Portfolio Characteristics - Restaurants As of Trailing 12 Month Net Charge-Offs Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV 14

25% 21% 21% 20% 6% 2%2% 3% By Vintage As of 12/31/24 2024 2023 2022 2021 2020 2017 2016 Prior Portfolio Fundamentals 21% 11% 9% 8%8% 6% 6% 6% 3% 3% 3% 16% Wisconsin Alabama Ohio Tennessee Illinois Pennsylvania Maryland Utah Kentucky New York North Carolina Other By Geography As of 12/31/24 • Experienced multi-unit operators and owner-occupied franchised campgrounds (typically Jellystone Park) • Grounds offer a mix of camping, RV and cabin options with recreational amenities • Park locations within reasonable proximity of metropolitan areas and/or near national and state parks • Underwritten with recourse generally with 5-10 year terms and 20 year amortization • Use of SBA 7a and 504, or other government guaranteed loan programs as appropriate • 20+ years of history through CCF acquisition with no charge-off history Campground Loans 12/31/2024 9/30/2024 $139 $151 68 71 $2.0 $2.1 49% 50% 38 34 0.00% 0.00% $0.0 $0.0 Criticized Loans as a Percent of Total 0.0% 0.0% Portfolio Characteristics - Campgrounds As of Weighted Average Seasoning in Months Criticized Loans in Millions Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs 15

53%35% 11% 1%Maturity or Next Repricing Date As of 12/31/24 2024 2025 2026 2027 & Beyond Portfolio Fundamentals 83% 8% 9% Wisconsin Minnesota Other By Geography As of 12/31/24 • Properties financed are generally in Wisconsin and Minnesota and 98% of properties are located outside of large cities • Projects underwritten with 5-10 year term, up to 20 year amortization, and less than 80% LTV • Loans are with recourse to the sponsor/owner(s) • Buildings are mostly single level buildings and no more than three floors high • Tenants centered in medical, insurance, professional services and government Office Loans 12/31/2024 9/30/2024 $28 $31 71 71 $387 $434 58% 60% 44.4 42.8 0.00% 0.00% $0.5 $0.2 1.8% 0.6%Criticized Loans as a Percent of Total Portfolio Characteristics - Office As of Weighted Average Seasoning in Months Criticized Loans in Millions Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV Trailing 12 Month Net Charge-Offs 16

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan, and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated, may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a Substandard loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. As of December 31, 2024, and December 31, 2023, there were no loans classified as doubtful with a risk rating of 8 and no loans classified as loss with a risk rating of 9. Residential and consumer loans are typically not rated until they are past due 90 days at month-end which is why they are classified as pass graded 1-5 and once past due or have a history of delinquencies, get assigned a grade 7. 17

Below is a breakdown of loans by risk rating as of December 31, 2024: (in thousands) 1 to 5 6 7 TOTAL Total Loans: Commercial/Agricultural real estate: Commercial real estate $ 697,273 $ 3,953 $ 7,792 $ 709,018 Agricultural real estate 66,737 145 6,248 73,130 Multi-family real estate 220,805 — — 220,805 Construction and land development 78,386 — 103 78,489 C&I/Agricultural operating: Commercial and industrial 110,529 3,992 1,136 115,657 Agricultural operating 29,819 390 791 31,000 Residential mortgage: Residential mortgage 129,664 — 2,677 132,341 Purchased HELOC loans 2,839 — 117 2,956 Consumer installment: Originated indirect paper 3,945 — 25 3,970 Other consumer 5,010 — 2 5,012 Gross loans $ 1,345,007 $ 8,480 $ 18,891 $ 1,372,378 Less: Unearned net deferred fees and costs and loans in process (2,547) Unamortized discount on acquired loans (850) Allowance for credit losses (20,549) Loans receivable, net $ 1,348,432 Below is a breakdown of loans by risk rating as of September 30, 2024: (in thousands) 1 to 5 6 7 TOTAL Total Loans: Commercial/Agricultural real estate: Commercial real estate $ 720,771 $ 1,589 $ 8,099 $ 730,459 Agricultural real estate 69,621 200 6,222 76,043 Multi-family real estate 230,455 8,736 — 239,191 Construction and land development 87,769 — 106 87,875 C&I/Agricultural operating: Commercial and industrial 116,699 522 2,398 119,619 Agricultural operating 26,651 — 899 27,550 Residential mortgage: Residential mortgage 131,633 — 3,311 134,944 Purchased HELOC loans 2,815 — 117 2,932 Consumer installment: Originated indirect paper 4,361 — 44 4,405 Other consumer 5,432 — 6 5,438 Gross loans $ 1,396,207 $ 11,047 $ 21,202 $ 1,428,456 Less: Unearned net deferred fees and costs and loans in process (2,703) Unamortized discount on acquired loans (925) Allowance for credit losses (21,000) Loans receivable, net $ 1,403,828 18

Below is a breakdown of loans by risk rating as of June 30, 2024: (in thousands) 1 to 5 6 7 TOTAL Total Loans: Commercial/Agricultural real estate: Commercial real estate $ 719,510 $ 214 $ 9,512 $ 729,236 Agricultural real estate 71,768 6,099 381 78,248 Multi-family real estate 234,758 — — 234,758 Construction and land development 87,790 108 — 87,898 C&I/Agricultural operating: Commercial and industrial 124,521 2,427 438 127,386 Agricultural operating 26,393 — 1,016 27,409 Residential mortgage: Residential mortgage 130,615 — 2,888 133,503 Purchased HELOC loans 2,798 — 117 2,915 Consumer installment: Originated indirect paper 5,049 — 61 5,110 Other consumer 5,853 — 7 5,860 Gross loans $ 1,409,055 $ 8,848 $ 14,420 $ 1,432,323 Less: Unearned net deferred fees and costs and loans in process (2,733) Unamortized discount on acquired loans (1,002) Allowance for loan losses (21,178) Loans receivable, net $ 1,407,410 Below is a breakdown of loans by risk rating as of December 31, 2023: (in thousands) 1 to 5 6 7 TOTAL Total Loans: Commercial/Agricultural real estate: Commercial real estate $ 726,075 $ 9,832 $ 14,624 $ 750,531 Agricultural real estate 76,715 6,245 390 83,350 Multi-family real estate 228,095 — — 228,095 Construction and land development 110,628 110 203 110,941 C&I/Agricultural operating: Commercial and industrial 119,442 2,205 19 121,666 Agricultural operating 24,512 — 1,179 25,691 Residential mortgage: Residential mortgage 125,913 — 3,108 129,021 Purchased HELOC loans 2,880 — — 2,880 Consumer installment: Originated indirect paper 6,491 — 44 6,535 Other consumer 6,158 — 29 6,187 Gross loans $ 1,426,909 $ 18,392 $ 19,596 $ 1,464,897 Less: Unearned net deferred fees and costs and loans in process (2,900) Unamortized discount on acquired loans (1,205) Allowance for loan losses (22,908) Loans receivable, net $ 1,437,884 19

Allowance for Credit Losses - Loans (in thousand, except ratios) December 31, 2024 and Three Months Ended September 30, 2024 and Three Months Ended June 30, 2024 and Three Months Ended December 31, 2023 and Three Months Ended Allowance for Credit Losses (“ACL”) ACL - Loans, at beginning of period $ 21,000 $ 21,178 $ 22,436 $ 22,973 Loans charged off: Commercial/Agricultural real estate — (39) — — C&I/Agricultural operating (143) — — — Residential mortgage — (4) — — Consumer installment (7) (11) (12) (6) Total loans charged off (150) (54) (12) (6) Recoveries of loans previously charged off: Commercial/Agricultural real estate 10 5 2 253 C&I/Agricultural operating 1 10 10 6 Residential mortgage — 4 2 2 Consumer installment 12 5 2 9 Total recoveries of loans previously charged off: 23 24 16 270 Net loan recoveries/(charge-offs) (“NCOs”) (127) (30) 4 264 (Reductions) additions to ACL - Loans via provision for credit losses charged to operations (324) (148) (1,262) (329) ACL - Loans, at end of period $ 20,549 $ 21,000 $ 21,178 $ 22,908 Average outstanding loan balance $ 1,396,854 $ 1,429,928 $ 1,439,535 $ 1,458,558 Ratios: NCOs (annualized) to average loans 0.04% 0.01% 0.00% (0.07) % Allowance for Credit Losses - Unfunded Commitments: (in thousands) In addition to the ACL - Loans, the Company has established an ACL - Unfunded Commitments of $0.334 million at December 31, 2024, $0.460 million at September 30, 2024, and $1.250 million at December 31, 2023, classified in other liabilities on the consolidated balance sheets. December 31, 2024 and Three Months Ended September 30, 2024 and Three Months Ended June 30, 2024 and Three Months Ended December 31, 2023 and Three Months Ended ACL - Unfunded commitments - beginning of period $ 460 $ 712 $ 975 $ 1,571 Additions (reductions) to ACL - Unfunded commitments via provision for credit losses charged to operations (126) (252) (263) (321) ACL - Unfunded commitments - End of period $ 334 $ 460 $ 712 $ 1,250 20

Delinquency Detail Loan balances at amortized cost (in thousands) 30-59 Days Past Due 60-89 Days Past Due Greater Than 89 Days Past Due Total Past Due Current Total Loans December 31, 2024 Commercial/Agricultural real estate: Commercial real estate $ 857 $ 322 $ 367 $ 1,546 $ 705,463 $ 707,009 Agricultural real estate 26 — 556 582 72,156 72,738 Multi-family real estate — — — — 220,706 220,706 Construction and land development — — — — 78,146 78,146 C&I/Agricultural operating: Commercial and industrial 566 50 564 1,180 114,355 115,535 Agricultural operating — — 793 793 30,224 31,017 Residential mortgage: Residential mortgage 1,873 796 500 3,169 128,723 131,892 Purchased HELOC loans — — 117 117 2,839 2,956 Consumer installment: Originated indirect paper 25 — — 25 3,945 3,970 Other consumer 27 — — 27 4,985 5,012 Total $ 3,374 $ 1,168 $ 2,897 $ 7,439 $ 1,361,542 $ 1,368,981 September 30, 2024 Commercial/Agricultural real estate: Commercial real estate $ 125 $ — $ 232 $ 357 $ 728,090 $ 728,447 Agricultural real estate 229 — 354 583 75,030 75,613 Multi-family real estate — — — — 239,065 239,065 Construction and land development 413 — — 413 86,968 87,381 C&I/Agricultural operating: Commercial and industrial 48 253 421 722 118,792 119,514 Agricultural operating — — 901 901 26,666 27,567 Residential mortgage: Residential mortgage 1,534 770 1,070 3,374 131,093 134,467 Purchased HELOC loans — — 117 117 2,815 2,932 Consumer installment: Originated indirect paper 9 — 12 21 4,384 4,405 Other consumer 21 29 2 52 5,385 5,437 Total $ 2,379 $ 1,052 $ 3,109 $ 6,540 $ 1,418,288 $ 1,424,828 21

Delinquency Detail (Continued) Loan balances at amortized cost (in thousands) 30-59 Days Past Due 60-89 Days Past Due Greater Than 89 Days Past Due Total Past Due Current Total Loans June 30, 2024 Commercial/Agricultural real estate: Commercial real estate $ 103 $ 111 $ 533 $ 747 $ 726,423 $ 727,170 Agricultural real estate — — 354 354 77,428 77,782 Multi-family real estate — — — — 234,624 234,624 Construction and land development — — — — 87,379 87,379 C&I/Agricultural operating: Commercial and industrial 277 — 421 698 126,610 127,308 Agricultural operating — — 1,017 1,017 26,405 27,422 Residential mortgage: Residential mortgage 3,025 692 814 4,531 128,487 133,018 Purchased HELOC loans — 117 — 117 2,798 2,915 Consumer installment: Originated indirect paper 2 9 25 36 5,074 5,110 Other consumer 41 3 2 46 5,814 5,860 Total $ 3,448 $ 932 $ 3,166 $ 7,546 $ 1,421,042 $ 1,428,588 December 31, 2023 Commercial/Agricultural real estate: Commercial real estate $ 50 $ 308 $ 5,579 $ 5,937 $ 742,510 $ 748,447 Agricultural real estate 30 — 361 391 82,766 83,157 Multi-family real estate — — — — 228,004 228,004 Construction and land development — — 54 54 110,164 110,218 C&I/Agricultural operating: Commercial and industrial 248 — — 248 120,942 121,190 Agricultural operating — — 1,179 1,179 24,516 25,695 Residential mortgage: Residential mortgage 856 583 1,023 2,462 126,017 128,479 Purchased HELOC loans 117 — — 117 2,763 2,880 Consumer installment: Originated indirect paper 66 — 12 78 6,457 6,535 Other consumer 38 — 20 58 6,129 6,187 Total $ 1,405 $ 891 $ 8,228 $ 10,524 $ 1,450,268 $ 1,460,792 22

Nonaccrual Loans Roll forward Loan balances at amortized cost (in thousands) Quarter Ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Balance, beginning of period $ 15,042 $ 8,352 $ 8,413 $ 13,184 $ 13,456 Additions 1,054 7,486 352 961 538 Charge offs (138) — — — — Transfers to OREO (201) (124) — — (23) Return to accrual status — — — — — Payments received (2,515) (641) (411) (5,767) (781) Other, net (74) (31) (2) 35 (6) Balance, end of period $ 13,168 $ 15,042 $ 8,352 $ 8,413 $ 13,184 Other Real Estate Owned Roll forward (in thousands) Quarter Ended December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Balance, beginning of period $ 1,567 $ 1,662 $ 1,845 $ 1,795 $ 1,046 Loans transferred in 201 — — 73 23 Real estate transferred in from fixed assets — — — — 724 Real estate transferred in from fixed assets value reduction (245) — — (27) — Branch properties sales (637) — — — — Sales — (25) (183) — — Write-downs — (70) — — — Other, net 5 — — 4 2 Balance, end of period $ 891 $ 1,567 $ 1,662 $ 1,845 $ 1,795 23

The amortized cost, estimated fair value and related unrealized gains and losses on securities available for sale and held to maturity as of December 31, 2024 and December 31, 2023, respectively, were as follows: (in thousands) Available-for-sale securities Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Estimated Fair Value December 31, 2024 U.S. government agency obligations $ 13,853 $ 28 $ 128 $ 13,753 Mortgage-backed securities 87,762 — 19,376 68,386 Corporate debt securities 44,931 111 3,326 41,716 Asset-backed securities 19,058 43 105 18,996 Total available-for-sale securities $ 165,604 $ 182 $ 22,935 $ 142,851 December 31, 2023 U.S. government agency obligations $ 16,655 $ 77 $ 156 $ 16,576 Mortgage-backed securities 91,091 — 17,611 73,480 Corporate debt securities 47,158 6 5,990 41,174 Asset-backed securities 24,840 12 339 24,513 Total available-for-sale securities $ 179,744 $ 95 $ 24,096 $ 155,743 (in thousands) Held to maturity securities Amortized Cost Gross Unrecognized Gains Gross Unrecognized Losses Estimated Fair Value December 31, 2024 Obligations of states and political subdivisions $ 500 $ — $ 22 $ 478 Mortgage-backed securities 85,004 4 19,864 65,144 Total held-to-maturity securities $ 85,504 $ 4 $ 19,886 $ 65,622 December 31, 2023 Obligations of states and political subdivisions $ 600 $ — $ 35 $ 565 Mortgage-backed securities 90,629 6 17,938 72,697 Total held-to-maturity securities $ 91,229 $ 6 $ 17,973 $ 73,262 The composition of our available for sale portfolios by credit rating as of the dates indicated below was as follows: (in thousands) December 31, 2024 December 31, 2023 Available-for-sale securities Amortized Cost Fair Value Amortized Cost Fair Value U.S. government agency $ 94,327 $ 74,910 $ 98,977 $ 81,351 AAA 7,210 7,148 9,695 9,508 AA 19,136 19,077 23,913 23,709 A 5,950 5,620 8,200 7,292 BBB 38,981 36,096 38,959 33,883 Non-rated — — — — Total available for sale securities $ 165,604 $ 142,851 $ 179,744 $ 155,743 24

The composition of our held to maturity portfolio by credit rating as of the dates indicated was as follows: (in thousands) December 31, 2024 December 31, 2023 Held to maturity securities Amortized Cost Fair Value Amortized Cost Fair Value U.S. government agency $ 85,004 $ 65,144 $ 90,629 $ 72,697 AAA — — — — AA — — — — A 500 478 600 565 Total $ 85,504 $ 65,622 $ 91,229 $ 73,262 On July 25, 2024, the Board of Directors authorized a stock repurchase program of 5% of the outstanding shares on that date or 512,709 shares. As of the beginning of the quarter ended December 31, 2024, 332 thousand shares were available for purchase under the 2024 share repurchase program. During the quarter ended December 31, 2024, 94 thousand shares were repurchased under the program. As of December 31, 2024, an additional 238 thousand shares remain available for repurchase under the 2024 share repurchase program. Earnings Per Share (Amounts in thousands, except per share data) Three Months Ended Twelve Months Ended December 31, 2024 September 30, 2024 December 31, 2023 December 31, 2024 December 31, 2023 Basic Net income attributable to common shareholders $ 2,702 $ 3,286 $ 3,693 $ 13,751 $ 13,059 Weighted average common shares outstanding 10,023 10,198 10,456 10,257 10,469 Basic earnings per share $ 0.27 $ 0.32 $ 0.35 $ 1.34 $ 1.25 Diluted Net income attributable to common shareholders $ 2,702 $ 3,286 $ 3,693 $ 13,751 $ 13,059 Weighted average common shares outstanding 10,023 10,198 10,456 10,257 10,469 Add: Dilutive stock options outstanding 11 6 1 6 1 Average shares and dilutive potential common shares 10,034 10,204 10,457 10,263 10,470 Diluted earnings per share $ 0.27 $ 0.32 $ 0.35 $ 1.34 $ 1.25 Common stock issued and outstanding 9,982 10,074 10,441 9,982 10,441 25

Economic Value of Equity Percent Change in Economic Value of Equity (EVE) Change in Interest Rates in Basis Points (“bp”) Rate Shock in Rates (1) At December 31, 2024 At December 31, 2023 +300 bp 2% 0% +200 bp 2% 0% +100 bp 1% 0% -100 bp (1) % 0% -200 bp (4) % (2) % Net Interest Income Over One Year Horizon Percent Change in Net Interest Income Over One Year Horizon Change in Interest Rates in Basis Points (“bp”) Rate Shock in Rates (1) At December 31, 2024 At December 31, 2023 +300 bp (8) % (13) % +200 bp (5) % (8) % +100 bp (3) % (4) % -100 bp 2% 4% -200 bp 3% 7% 26

CITIZENS COMMUNITY FEDERAL N.A. Selected Capital Composition Highlights December 31, 2024 (unaudited) September 30, 2024 (unaudited) June 30, 2024 (unaudited) December 31, 2023 (audited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 11.9% 11.7% 11.7% 11.5% 5.0% Tier 1 capital (to risk weighted assets) 14.4% 13.8% 13.7% 13.4% 8.0% Common equity tier 1 capital (to risk weighted assets) 14.4% 13.8% 13.7% 13.4% 6.5% Total capital (to risk weighted assets) 15.6% 15.0% 15.0% 14.6% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights December 31, 2024 (unaudited) September 30, 2024 (unaudited) June 30, 2024 (unaudited) December 31, 2023 (audited) For Capital Adequacy Purposes Tier 1 leverage ratio (to adjusted total assets) 9.5% 9.2% 9.1% 8.9% 4.0% Tier 1 capital (to risk weighted assets) 11.4% 10.8% 10.7% 10.3% 6.0% Common equity tier 1 capital (to risk weighted assets) 11.4% 10.8% 10.7% 10.3% 4.5% Total capital (to risk weighted assets) 16.1% 15.3% 15.2% 14.7% 8.0% 27

Fair Value Accounting ASC Topic 820-10, “Fair Value Measurements and Disclosures” establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The topic describes three levels of inputs that may be used to measure fair value: Level 1- Quoted prices (unadjusted) for identical assets or liabilities in active markets that the Company has the ability to access as of the measurement date. Level 2- Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 3- Significant unobservable inputs that reflect the Company’s assumptions about the factors that market participants would use in pricing an asset or liability. A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input within the valuation hierarchy that is significant to the fair value measurement. The fair value of securities available for sale is determined by obtaining market price quotes from independent third parties wherever such quotes are available (Level 1 inputs); or matrix pricing, which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted prices for the specific securities but rather by relying on the securities’ relationship to other benchmark quoted securities (Level 2 inputs). Where such quotes are not available, we utilize independent third party valuation analysis to support our own estimates and judgments in determining fair value (Level 3 inputs). Fair Value Table The table below represents what we would receive to sell an asset or what we would have to pay to transfer a liability in an orderly transaction between market participants at the measurement date. The carrying amount and estimated fair value of the Company’s financial instruments as of the dates indicated below were as follows: December 31, 2024 Valuation Method Used Carrying Amount Estimated Fair Value Financial assets: Cash and cash equivalents (Level I) $ 50,172 $ 50,172 Securities available for sale “AFS” (Level II) 142,851 142,851 Securities held to maturity “HTM” (Level II) 85,504 65,622 Farmer Mac equity securities (Level I) 569 569 Preferred equity (Level III) 1,362 1,362 Equity investments valued at NAV (1) N/A 2,771 N/A Other investments (Level II) 12,500 12,500 Loans receivable, net (Level III) 1,348,432 1,315,657 Loans held for sale - Residential mortgage (Level I) 441 441 Loans held for sale - SBA /FSA (Level II) 888 888 Mortgage servicing rights (Level III) 3,663 5,227 Accrued interest receivable (Level I) 5,653 5,653 Financial liabilities: Deposits (Level III) $ 1,488,148 $ 1,487,492 FHLB advances (Level II) 5,000 4,979 Other borrowings (Level II) 61,606 57,225 Accrued interest payable (Level I) 5,842 5,842 (1) Investments valued at NAV are excluded from being reported under the fair value hierarchy but are presented to permit reconciliation with the balance sheet in accordance with ASC 820-10-35-54B. 28